UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 25, 2007

FOREFRONT HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Florida	000-29707	65-0910697
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

835 Bill Jones Industrial Drive Springfield, Tennessee	37172
(Address of principal executive offices)	(Zip Code)

(615) 384-1286

(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) On June 27, 2007, Forefront Holdings, Inc. announced that Michael S. Hedge has resigned, effective June 25, 2007, as its Chief Executive Officer and as a member of the Company’s Board of Directors to pursue other opportunities. A copy of the Company’s press release is attached as an exhibit to this Current Report on Form 8-K.

The Board of Directors has commenced a search for a replacement Chief Executive Officer. Richard M. Gozia, the Company’s Chairman, has assumed the role of Interim Chief Executive Officer.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release issued by Forefront Holdings, Inc. on June 27, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ForeFront Holdings, Inc.

Dated: June 29, 2007	By:	/s/ Richard M. Gozia
Richard M. Gozia
Interim Chief Executive Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release issued by Forefront Holdings, Inc. on June 27, 2007.